SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) - September 12, 2008 (July 28, 2008)

NORTH AMERICAN ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52522	98-0550352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

11005 Anderson Mill Road, Austin, Texas 78750

(Address of principal executive offices) (Zip Code)

(512) 944-9115
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 28, 2008, Mar Ked Mineral Exploration, Inc. (the “Company”) entered into a stock purchase agreement with the shareholders of North American Exploration, Inc. (“NAEE”). The Company acquired 100% of the issued and outstanding common stock of NAEE by delivering 21,000,000 restricted shares of its common stock to the shareholders of NAEE.

NAEE is an oil and gas exploration company that is currently focused on obtaining and developing leases in Northern Oklahoma and Southern Kansas. NAEE’s focus is the development of coal bed methane wells whose geological structures for development range from 650 feet to 1,500 feet in depth.

ITEM 2.01: COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01.

ITEM 3.02: UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01.

ITEM 5.01: CHANGES IN CONTROL OF REGISTRANT

See Item 1.01.

Prior to the acquisition of NAEE, the Company had 16,350,000 shares of its common stock outstanding. After the acquisition of NAEE and the retirement of 7,500,000 shares owned by the previous Chief Executive Officer, the Company had 29,850,000 shares of its common stock outstanding, which resulted in the former shareholders of NAEE owning 70.4% of the common stock after the acquisition.

There are no arrangements or understandings among the members of both the former and new control groups and their associates with respect to election of directors or other matters.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial Statements of Business Acquired - Exhibit 99.2 - Financial statements of North American Exploration, Inc. as of April 30, 2008 and 2007 and the year ended April 30, 2008 and the period from inception (August 18, 2006) through April 30, 2007.

(b)
Pro Forma Financial Information - Exhibit 99.3 - Pro forma balance sheet as of April 30, 2008 for North American Exploration, Inc. and as of November 30, 2007 for North American Energy Resources, Inc.; and pro forma statements of operations for the year ended April 30, 2008 for North American Exploration, Inc. and for the year ended November 30, 2007 for North American Energy Resources, Inc.

(c)	Exhibits -

*10.1
Stock Purchase Agreement dated July 28, 2008, by and among Mar Ked Mineral Exploration, Inc. (“Buyer”) and Joel C. Holt, Agent and Double Eagle Holdings, Ltd. (“Seller”), being the sole shareholders of North American Exploration, Inc. The Registrant has not filed the exhibits to the Stock Purchase Agreement on the basis that these are not material for the purpose of this filing; however, Registrant agrees to furnish such documents to the Securities and Exchange Commission upon request.

**23.1	Consent of Independent Registered Public Accounting Firm.
*99.1	Mar Ked Mineral Exploration, Inc. press release on July 29, 2008.
**99.2
Financial statements of business acquired - Financial statements of North American Exploration, Inc. as of April 30, 2008 and 2007 and the year ended April 30, 2008 and the period from inception (August 18, 2006) through April 30, 2007.

**99.3
Pro forma financial information - Pro forma balance sheet as of April 30, 2008 for North American Exploration, Inc. and as of November 30, 2007 for North American Energy Resources, Inc.; and pro forma statements of operations for the year ended April 30, 2008 for North American Exploration, Inc. and for the year ended November 30, 2007 for North American Energy Resources, Inc.

* Previously filed
** Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

North American Energy Resources, Inc.

By /s/ Ross E. Silvey
Ross E. Silvey, Chief Executive Officer

Date: September 12, 2008